Exhibit 99.2

Zynga Announces Third Quarter 2021 Financial Results

●	Results Ahead of Guidance Including Record Q3 Revenue and Bookings
●	Raises Full Year 2021 Revenue, Bookings and Profitability Guidance
●	On Track to Finish 2021 with Zynga’s Best-Ever Annual Topline Performance and Largest Audience in Company History
●	Multiple Growth Catalysts in Place to Drive Continued Expansion in 2022 and Beyond

SAN FRANCISCO--(BUSINESS WIRE)-- Zynga Inc. (Nasdaq: ZNGA) today released financial results for its third quarter ending September 30, 2021 by posting management’s Q3 2021 Quarterly Earnings Letter to its Investor Relations website. Please refer to the attached Quarterly Earnings Letter or visit http://investor.zynga.com/financial-information/quarterly-results.

“We delivered strong quarterly results ahead of guidance, including record Q3 revenue and bookings primarily driven by another standout quarter from Rollic’s hyper-casual portfolio,” said Frank Gibeau, Chief Executive Officer of Zynga. “Today, we are raising our full year 2021 guidance and are on track to finish the year with Zynga’s best-ever annual topline performance and the largest mobile audience in the company’s history. We are well positioned for 2022 and beyond with multiple growth catalysts in place to drive our continued expansion.”

Zynga management will also host a conference call at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) today to discuss the company’s results. Questions may be asked on the call and Zynga will respond to as many questions as possible.

The conference call can be accessed at http://investor.zynga.com – a replay of which will be available through the website after the call – or via the below conference dial-in number:

●	Toll-Free Dial-In Number: (800) 537-0745
●	International Dial-In Number: (253) 237-1142
●	Conference ID: 7239807

About Zynga Inc.

Zynga is a global leader in interactive entertainment with a mission to connect the world through games. With massive global reach in more than 175 countries and regions, Zynga has a diverse portfolio of popular game franchises that have been downloaded more than four billion times on mobile including CSR RacingTM, Empires & PuzzlesTM, Golf RivalTM, Hair ChallengeTM, Harry Potter: Puzzles & SpellsTM, High Heels!TM, Merge Dragons!TM, Merge Magic!™, Queen BeeTM, Toon Blast™, Toy Blast™, Words With FriendsTM and Zynga PokerTM.  With Chartboost, a leading mobile advertising and monetization platform, Zynga is an industry-leading next-generation platform with the ability to optimize programmatic advertising and yields at scale. Founded in 2007, Zynga is headquartered in California with locations in North America, Europe and Asia. For more information, visit www.zynga.com or follow Zynga on Twitter, Instagram, Facebook or the Zynga blog.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including those statements relating to, among other things: Zynga’s current and future operations and initiatives, including potential for future growth in our business and player base. Forward-looking statements often include words such as “projected,” “planned,” “intend,” “will,” “anticipate,” “believe,” “target,” “expect,” and statements in the future tense are generally forward-looking. These forward-looking statements are not guarantees of future performance and reflect management’s current expectations. The achievement or success of the matters covered by such forward-looking statements involves significant risks, uncertainties, and assumptions, and our actual results could differ materially from those predicted or implied. Undue reliance should not be placed on such forward-looking statements, which are based on information available to us on the date hereof. We assume no obligation to update such statements. More information about these risks, uncertainties, and assumptions and factors that could cause actual results to differ are or will be described in greater detail in our public filings with the Securities and Exchange Commission (the “SEC”), copies of which may be obtained by visiting our Investor Relations website at http://investor.zynga.com or the SEC’s web site at www.sec.gov.

Editor’s Note:

To download Zynga’s B-roll footage and key art for its games, please visit:

https://bit.ly/ZyngaQ321

Contacts

Investor Relations:

Rebecca Lau

Investors@zynga.com

Media Relations:

Kenny Johnston

Press@zynga.com